BLACKROCK SERIES FUND, INC.
BlackRock Global Allocation Portfolio
(the “Fund”)
Supplement dated March 19, 2025 to the Prospectus of the Fund, dated May 1, 2024, as supplemented to date
Effective immediately, BlackRock Advisors, LLC, the Fund’s investment adviser (“BlackRock”), has agreed to waive the Fund’s management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in any exchange-traded product sponsored by BlackRock or its affiliates.
Accordingly, effective immediately, the following changes are made to the Fund’s Prospectus:
The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Global Allocation Portfolio — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and example below do not include separate account fees and expenses, and expenses would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)
The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.38%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses[2]	0.63%
Acquired Fund Fees and Expenses[3]	0.02%
Total Annual Fund Operating Expenses[3]	1.03%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.44)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.59%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page A‑4, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee of the Fund with respect to any portion of the Fund’s assets estimated to be attributable to investments in (i) other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee and (ii) other exchange-traded products sponsored by BlackRock or its affiliates, through June 30, 2026. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2026. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses of BlackRock Cayman Global Allocation Portfolio I, Ltd. were less than 0.01% for the Fund’s most recent fiscal year.

[3]
The Total Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual financial statements and additional information, which does not include Acquired Fund Fees and Expenses.

[4]
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.57% of average daily net assets through June 30, 2026. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees as a percentage of average daily net assets to 0.04% of average daily net assets through June 30, 2026. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Allocation Portfolio	$60	$284	$526	$1,220
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 211% of the average value of its portfolio.
The fifth paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:
BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets (other than the Government Money Market Portfolio) estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee through June 30, 2025 (for all Funds except Global Allocation Portfolio) and June 30, 2026 (for Global Allocation Portfolio). BlackRock has also contractually agreed to waive the management fee with respect to any portion of Global Allocation Portfolio’s assets estimated to be attributable to investments in other exchange-traded products sponsored by BlackRock or its affiliates through June 30, 2026. In addition, with respect to each Fund other than Government Money Market Portfolio, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates (the “affiliated money market fund waiver”) through June 30, 2025 (for all Funds except Global Allocation Portfolio) and June 30, 2026 (for Global Allocation Portfolio). The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

The seventh paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:
With respect to each Fund, as set forth in the table below, BlackRock has (i) contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements; and (ii) contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the table below.

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services
Advantage Large Cap Core Portfolio	0.50%	0.04%
Capital Appreciation Portfolio	0.57%	0.04%
Global Allocation Portfolio	0.57%	0.04%
Government Money Market Portfolio	0.50%	0.02%
Sustainable Balanced Portfolio	0.50%	0.04%

[1]
The contractual caps for each Fund are in effect through June 30, 2025 (for all Funds except Global Allocation Portfolio) and June 30, 2026 (for Global Allocation Portfolio). The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the non‑interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets and based on current fees.
Shareholders should retain this Supplement for future reference.
PRO-SERIESGA-0325SUP

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